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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 1, 2003



                           BANCSHARES OF FLORIDA, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Florida                      333-74997                 59-3535315
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(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)



                               1185 Immokalee Road
                              Naples, Florida 34110
                              ---------------------
                    (Address of principal executive offices)
                  Registrant's telephone number: (239) 254-2100


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ITEM 5. Other Events

     On April 2, 2003, Bancshares of Florida, Inc. issued a press release announcing the appointment of Earl L. Frye as Chairman of its Board of Directors. Mr. Frye continues to serve as Chairman of the Executive Committee. Former Chairman Joe B. Cox has been appointed Vice Chairman of the Board. The press release is attached as Exhibit 99.1.

Date: April 2, 2003

                                      Bancshares of Florida, Inc.
                                      ---------------------------
                                      (Registrant)

                                      By: /s/ Michael L. McMullan
                                          Michael L. McMullan
                                          President and Chief Executive Officer
                                          (239) 254-2100





                                INDEX TO EXHIBITS

Exhibit
  No.           Description
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 99.1           Press Release